UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 5, 2026

ALPHABET INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37580	61-1767919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 253-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GOOGL	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Class C Capital Stock, $0.001 par value	GOOG	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Depositary Shares, each representing a 1/20th interest in a share of 6.25% of Series A Mandatory Convertible Preferred Stock, par value $0.001 per share	GOOGM	Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Depositary Shares, each representing a 1/20th interest in a share of 6.25% of Series B Mandatory Convertible Preferred Stock, par value $0.001 per share	GOOGN	Nasdaq Stock Market LLC (Nasdaq Global Select Market)
2.375% Senior Notes due 2028	—	Nasdaq Stock Market LLC
2.500% Senior Notes due 2029	—	Nasdaq Stock Market LLC
4.125% Senior Notes due 2029	—	Nasdaq Stock Market LLC
3.200% Senior Notes due 2030	—	Nasdaq Stock Market LLC
2.875% Senior Notes due 2031	—	Nasdaq Stock Market LLC
3.450% Senior Notes due 2032	—	Nasdaq Stock Market LLC
4.625% Senior Notes due 2032	—	Nasdaq Stock Market LLC
3.000% Senior Notes due 2033	—	Nasdaq Stock Market LLC
3.125% Senior Notes due 2034	—	Nasdaq Stock Market LLC
3.625% Senior Notes due 2034	—	Nasdaq Stock Market LLC
3.375% Senior Notes due 2037	—	Nasdaq Stock Market LLC
3.500% Senior Notes due 2038	—	Nasdaq Stock Market LLC
4.100% Senior Notes due 2039	—	Nasdaq Stock Market LLC
5.500% Senior Notes due 2041	—	Nasdaq Stock Market LLC
4.000% Senior Notes due 2044	—	Nasdaq Stock Market LLC
3.875% Senior Notes due 2045	—	Nasdaq Stock Market LLC
4.500% Senior Notes due 2045	—	Nasdaq Stock Market LLC
4.000% Senior Notes due 2054	—	Nasdaq Stock Market LLC
5.875% Senior Notes due 2058	—	Nasdaq Stock Market LLC
4.800% Senior Notes due 2063	—	Nasdaq Stock Market LLC
4.375% Senior Notes due 2064	—	Nasdaq Stock Market LLC
6.125% Senior Notes due 2126	—	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Mandatory Convertible Preferred Stock Offering

On June 2, 2026, Alphabet Inc. (“Alphabet” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC as the representatives of the respective underwriters under such agreement, pursuant to which Alphabet agreed to issue and sell (1) 167,500,000 series A depositary shares (the “Series A Depositary Shares”), each representing a 1/20th interest in a share of 6.25% Series A Mandatory Convertible Preferred Stock, liquidation preference $1,000.00 per share, par value $0.001 per share (the “Series A Preferred Stock” and such offering, the “Series A Depositary Shares Offering”) and (2) 167,500,000 series B depositary shares (the “Series B Depositary Shares” and together with the Series A Depositary Shares, the “Depositary Shares”), each representing a 1/20th interest in a share of 6.25% Series B Mandatory Convertible Preferred Stock, liquidation preference $1,000.00 per share, par value $0.001 per share (the “Series B Preferred Stock” and together with the Series A Preferred Stock, the “Preferred Stock” and such offering, the “Series B Depositary Shares Offering” and together with the Series A Depositary Shares Offering, the “Depositary Shares Offerings”).

Pursuant to the Underwriting Agreement, Alphabet granted the respective Underwriters of each Depositary Shares Offering an option to purchase up to an additional 25,000,000 Depositary Shares of such series within a 13-day period beginning on, and including, the date Alphabet first issues the Depositary Shares, solely to cover over-allotments, if any. On June 3, 2026, the Underwriters exercised each option in full.

The Depositary Shares Offerings each closed on June 5, 2026. Validity opinions issued by Alphabet’s counsel with respect to the Depositary Shares of each series sold in the respective Depositary Shares Offerings and the Preferred Stock of each series underlying such Depositary Shares are filed as Exhibits 5.1 and 5.2 hereto.

The Depositary Shares Offerings were made pursuant to a shelf registration statement on Form S-3 (the “Registration Statement”) initially filed with the Securities and Exchange Commission (the “SEC”) on June 1, 2026 (Registration No. 333-296395), a base prospectus, dated June 1, 2026, included as part of the Registration Statement, and a prospectus supplement for each series, each dated June 2, 2026.

In connection with each Depositary Shares Offering, Alphabet filed a certificate of designations (each, a “Certificate of Designations”) with the Secretary of State of the State of Delaware, including the form of certificate for the corresponding series of Preferred Stock (each a “Form of Certificate”), to establish the preferences, limitations, and relative rights of such series of the Preferred Stock. Each Certificate of Designations became effective upon filing.

In connection with each Depositary Shares Offering, Alphabet entered into a deposit agreement (each, a “Deposit Agreement”), each dated June 5, 2026, by and among the Company, Computershare Inc. and Computershare Trust Company, N.A., acting jointly as depositary (the “Depositary”), and the holders from time to time of the related series of depositary receipts (the “Depositary Receipts”), a form of which is included therein (each, a “Form of Depositary Receipt”).

Each Deposit Agreement provides for the deposit of shares of the relevant series of Preferred Stock from time to time with the Depositary and for the issuance of Depositary Receipts evidencing Depositary Shares of the relevant series in respect of the deposited Preferred Stock.

The foregoing descriptions of the terms of the Underwriting Agreement are qualified in their entirety by reference to the Form of Underwriting Agreement (Preferred Stock) a copy of which is filed as Exhibit 1.3 to the Registration Statement and is incorporated herein by reference. The foregoing descriptions of the terms of the respective Certificates of Designations, Forms of Certificate, Deposit Agreements and Forms of Depositary Receipt are qualified in their entirety by reference to the Certificates of Designations, Forms of Certificate, Deposit Agreements and Forms of Depositary Receipt, which are filed as Exhibits 3.1, 3.2, 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively, hereto and incorporated herein by reference.

Capped Call Transactions

On June 2, 2026, in connection with the pricing of the respective Depositary Shares Offerings, and on June 3, 2026 in connection with the Underwriters’ exercise of the over-allotment options to purchase additional Depositary Shares, Alphabet entered into privately negotiated capped call transactions (the “Capped Call Transactions”) with one or more of the underwriters or their respective affiliates and/or other financial institutions (the “Option Counterparties”). The Capped Call Transactions entered into in connection with the Series A Depositary Shares Offering (the

“Series A Capped Calls”) cover, subject to customary anti-dilution adjustments, the number of shares of Class A common stock, par value $0.001 per share, of the Company (the “Class A Common Stock”), underlying the Series A Preferred Stock, based on the minimum conversion rate of the Series A Preferred Stock. The Capped Call Transactions entered into in connection with the Series B Depositary Shares Offering (the “Series B Capped Calls”) cover, subject to customary anti-dilution adjustments, the number of shares of Class C capital stock, par value $0.001 per share, of the Company (the “Class C Capital Stock”), underlying the Series B Preferred Stock, based on the minimum conversion rate of the Series B Preferred Stock. Subject to Alphabet’s right to elect cash settlement, the Capped Call Transactions are generally expected to reduce potential dilution to the Class A Common Stock or Class C Capital Stock, as applicable, upon any conversion of the Preferred Stock of the relevant series, with such reduction subject to a cap. The cap price of the Series A Capped Calls will initially be $532.6704 per share of Class A Common Stock, and the cap price of the Series B Capped Calls will initially be $527.7974 per share of Class C Capital Stock in each case, subject to certain adjustments under the terms of the relevant Capped Call Transactions.

The Capped Call Transactions are separate transactions entered into by the Company with the Option Counterparties, are not part of the terms of either Depositary Shares Offering and will not change the holders’ rights under the Depositary Shares of either series. Holders of the Depositary Shares will not have any rights with respect to the Capped Call Transactions.

The foregoing description of the Capped Call Transactions is qualified in its entirety by reference to the forms of capped call transaction confirmation relating to the Series A Capped Calls and the Series B Capped Calls attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

On June 4, 2026, the Company filed the Certificates of Designations with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the respective series of Preferred Stock. The Certificates of Designations became effective upon filing.

Subject to certain exceptions, under the terms of each series of Preferred Stock, so long as any share of Preferred Stock of such series remains outstanding, no dividend or distribution may be declared or paid on the Class A Common Stock, Class C Capital Stock or any other shares of junior stock, and no Class A Common Stock, Class C Capital Stock, or other junior stock or parity stock may be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Company or any of its subsidiaries unless all accumulated and unpaid dividends for all preceding dividend periods have been declared and paid upon, or a sufficient sum or number of shares of the Class A Common Stock or Class C Capital Stock, as the case may be, has been set apart for the payment of such dividends upon, all outstanding shares of Preferred Stock of the relevant series.

Holders of the Depositary Shares of each series will be entitled to a proportional fractional interest in the rights and preferences of the Preferred Stock of the corresponding series, including conversion, dividend, liquidation and voting rights, subject to the provisions of the applicable Deposit Agreement. Each series of the Preferred Stock will accumulate dividends (which may be paid in cash or, subject to certain limitations, in shares of the Company’s Class A Common Stock or Class C Capital Stock, as applicable or in any combination of cash and shares) (1) at a rate per annum equal to 6.25% on the liquidation preference thereof, with respect to the Series A Depositary Shares and (2) at a rate per annum equal to 6.25% on the liquidation preference thereof, with respect to the Series B Depositary Shares. The liquidation preference of each series of Preferred Stock is $1,000 per share. Dividends on each series of Preferred Stock will be payable when, as and if declared by the Company’s board of directors (or an authorized committee thereof), on February 15, May 15, August 15 and November 15 of each year, beginning on August 15, 2026 and ending on, and including, May 15, 2029. Unless earlier converted, each outstanding share of Series A Preferred Stock will automatically convert for settlement on or about May 15, 2029, into between 2.2520 and 2.8160 shares of Class A Common Stock (and, correspondingly, each Series A Depositary Share will automatically convert into between 0.1126 and 0.1408 shares of Class A Common Stock), subject to customary anti-dilution adjustments, determined based on the average volume-weighted average price of the Class A Common Stock over the 20 consecutive trading day period beginning on, and including, the 21st scheduled trading day prior to May 15, 2029. Unless earlier converted, each outstanding share of Series B Preferred Stock will automatically convert for settlement on or about May 15, 2029, into between 2.2740 and 2.8420 shares of Class C Capital Stock (and, correspondingly, each Series B Depositary Share will automatically convert into between 0.1137 and 0.1421 shares of Class C Capital Stock), subject to customary anti-dilution adjustments, determined based on the average volume-weighted average price of the Class C Capital Stock over the 20 consecutive trading day period beginning on, and including, the 21st scheduled trading day prior to May 15, 2029. Other than during a fundamental change conversion period (as defined in each Certificate of Designations), at any time prior to the mandatory conversion settlement date, a holder of 20 Series A Depositary Shares or 20 Series B Depositary Shares may cause the Depositary to convert one share of Preferred Stock of the applicable series, on such holder’s behalf, into a number of shares of Class A Common Stock equal to the minimum conversion rate of 2.2520, in the case of Series A Depositary Shares, or 2.2740, in the case of Series B Depositary Shares, subject to certain anti-dilution and other adjustments.

In addition, in the event of our voluntary or involuntary liquidation, winding-up or dissolution, each holder of Preferred Stock of either series will be entitled to receive a liquidation preference in the amount of $1,000 per share of the Preferred Stock, plus an amount equal to accumulated and unpaid dividends on the shares to, but excluding, the date fixed for liquidation, winding-up or dissolution to be paid out of the Company’s assets available for distribution to the Company’s shareholders, after satisfaction of liabilities to the Company’s creditors and holders of any senior stock and before any payment or distribution is made to holders of junior stock, including the Class A Common Stock and Class C Capital Stock.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 5.03.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

1.1	Form of Underwriting Agreement (Preferred Stock) (incorporated by reference to Exhibit 1.3 to Alphabet Inc’s Registration statement on Form S-3; File No: 333-296395)

3.1	Certificate of Designations for the 6.25% Series A Mandatory Convertible Preferred Stock, filed with the Secretary of State of the State of Delaware and effective June 4, 2026

3.2	Certificate of Designations for the 6.25% Series B Mandatory Convertible Preferred Stock, filed with the Secretary of State of the State of Delaware and effective June 4, 2026

4.1	Form of Certificate for the 6.25% Series A Mandatory Convertible Preferred Stock (included as Exhibit A to Exhibit 3.1)

4.2	Form of Certificate for the 6.25% Series B Mandatory Convertible Preferred Stock (included as Exhibit A to Exhibit 3.2)

4.3	Deposit Agreement for the Series A Mandatory Convertible Preferred Stock, dated as of June 5, 2026, among Alphabet Inc., Computershare Inc. and Computershare Trust Company, N.A., acting jointly as depositary

4.4	Deposit Agreement for the Series B Mandatory Convertible Preferred Stock, dated as of June 5, 2026, among Alphabet Inc., Computershare Inc. and Computershare Trust Company, N.A., acting jointly as depositary

4.5	Form of Depositary Receipt for the Series A Depositary Shares (included as Exhibit A to Exhibit 4.3)

4.6	Form of Depositary Receipt for the Series B Depositary Shares (included as Exhibit A to Exhibit 4.4)

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP for the Series A Depositary Shares

5.2	Opinion of Cleary Gottlieb Steen & Hamilton LLP for the Series B Depositary Shares

10.1	Form of Series A Capped Call Transaction Confirmation

10.2	Form of Series B Capped Call Transaction Confirmation

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP for the Series A Depositary Shares (included in Exhibit 5.1)

23.2	Consent of Cleary Gottlieb Steen & Hamilton LLP for the Series B Depositary Shares (included in Exhibit 5.2)

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHABET INC.

Date: June 5, 2026	/s/ Anat Ashkenazi
Anat Ashkenazi
Senior Vice President, Chief Financial Officer